UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 27, 2013

Date of Report

AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1 -7685	95-1492269
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On and effective February 27, 2013, upon recommendation of the Governance and Social Responsibility Committee, the Board of Directors (the “Board”) of Avery Dennison Corporation, a Delaware corporation (the “Company”), appointed Martha N. Sullivan to the Board.  Ms. Sullivan has not yet been appointed to serve on any committees of the Board.

In connection with her election and in accordance with the Company’s equity compensation program for non-employee directors, on February 27, 2013, Ms. Sullivan was granted 207 restricted stock units (“RSUs”) and an option to purchase 824 shares of the Company’s common stock at an exercise price of 100% of the fair market value of the Company’s common stock on the date of grant.  The RSUs and stock option vest ratably over three years, and the stock option expires after ten years.  In addition, Ms. Sullivan will be eligible to participate in the Company’s other non-employee director compensation programs as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 9, 2012.

A copy of the press release announcing Ms. Sullivan’s appointment to the Board is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                 In connection with the election of Ms. Sullivan, the Board adopted Amended and Restated Bylaws as of February 27, 2013 (the “Bylaws”) to set the number of directors within the range of eight to 13, with the exact number to be fixed from time to time by resolution of the Board, instead of the previous range of eight to 12.  A copy of the Bylaws is attached hereto as Exhibit 3.2.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

3.2	Amended and Restated Bylaws, dated as of February 27, 2013.

99.1	Press Release, dated February 28, 2013, announcing appointment of Martha N. Sullivan to the Board of Directors of Avery Dennison Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: February 28, 2013
	By:	/s/ Dean A. Scarborough
		Name:	Dean A. Scarborough
		Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws, dated as of February 27, 2013.

99.1	Press Release, dated February 28, 2013, announcing appointment of Martha N. Sullivan to the Board of Directors of Avery Dennison Corporation.